SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2015

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant's Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 29, 2015, CalAmp Corp. (the “Company” or “CalAmp”) issued a press release announcing that it intends to offer, subject to market and other conditions, $125 million aggregate principal amount of new convertible senior notes due 2020 (notes) solely to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company also expects to grant the underwriters a 30-day overallotment option to purchase up to an additional $18.75 million aggregate principal amount of notes on the same terms and conditions. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated April 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

April 29, 2015	By: /s/ Richard Vitelle
Date	Richard Vitelle
Executive Vice President & CFO
(Principal Financial Officer)

EXHIBIT INDEX

Exhibits
Number

99.1	Press Release, dated April 29, 2015